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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                        Date of Report: November 19, 2003


                             HELMERICH & PAYNE, INC.
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             (Exact name of registrant as specified in its charter)

   Delaware                            1-4221                      73-0679879
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(State or other                    (Commission File             (I.R.S. Employer
jurisdiction of                        Number)                   Identification
 incorporation)                                                      Number)

Utica at Twenty-first Street, Tulsa, Oklahoma                         74114
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  (Address of principal executive offices)                          (Zip Code)


                                 (918) 742-5531
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              (Registrant's telephone number, including area code)


                                       N/A
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          (Former name or former address, if changed since last report)


                               Page 1 of 3 Pages.
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 19, 2003, Helmerich & Payne, Inc. ("Registrant") issued a press release announcing its revised earnings for its fiscal year ended September 30, 2003. A copy of the press release is attached as Exhibit 99 to this Report on Form 8-K. This information is being furnished pursuant to Item 12 of Form 8-K and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   HELMERICH & PAYNE, INC.

                                                   By: /s/ STEVEN R. MACKEY
                                                       -----------------------
                                                       Name:  Steven R. Mackey
                                                       Title: Vice President


Dated:   November 19, 2003


                                  EXHIBIT INDEX

Exhibit No.                             Description
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   99                Helmerich & Payne, Inc. revised earnings press release
                     dated November 19, 2003


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